Long-Term Debt	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Long-Term Debt

	June 30, 2019	December 31, 2018
	$	$
Revolving Credit Facilities	500,930	642,997
Senior Notes (8.5%) due January 15, 2020	36,712	508,577
Senior Notes (9.25%) due November 15, 2022	250,000	—
Convertible Senior Notes (5%) due January 15, 2023	125,000	125,000
Norwegian Krone-denominated Bonds due through August 2023	357,454	352,973
U.S. Dollar-denominated Term Loans due through 2030	1,437,688	1,536,499
Euro-denominated Term Loans due through 2024	180,115	193,781
Other U.S. Dollar-denominated loan	3,300	3,300
Total principal	2,891,199	3,363,127
Less unamortized discount and debt issuance costs	(47,874)	(43,604)
Total debt	2,843,325	3,319,523
Less current portion	(540,440)	(242,137)
Long-term portion	2,302,885	3,077,386

As of June 30, 2019, the Company had five revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $886.8 million, of which $385.8 million was undrawn. Interest payments are based on LIBOR plus margins; the margins ranged between 1.40% and 3.95% at June 30, 2019 and at December 31, 2018. The aggregate amount available under the Revolvers is scheduled to decrease by $17.4 million (remainder of 2019), $372.4 million (2020), $329.2 million (2021) and $167.8 million (2022). The Revolvers are collateralized by first-priority mortgages granted on 36 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all but one of the Revolvers' outstanding amounts. Included in other related security are 25.2 million common units in Teekay LNG and 40.3 million Class A common shares in Teekay Tankers to secure a $150 million credit facility.

The Company’s 8.5% senior unsecured notes are due January 15, 2020 with an original aggregate principal amount of $450 million (the Original Notes). The Original Notes issued on January 27, 2010 were sold at a price equal to 99.2% of par. During 2014, the Company repurchased $57.3 million of the Original Notes. In November 2015, the Company issued an aggregate principal amount of $200 million of the Company’s 8.5% senior unsecured notes due on January 15, 2020 (or the Additional Notes) at 99.01% of face value, plus accrued interest from July 15, 2015. The Additional Notes were an additional issuance of the Company's Original Notes (collectively referred to as the 2020 Notes). The Additional Notes were issued under the same indenture governing the Original Notes, and are fungible with the Original Notes. The discount on the 2020 Notes is accreted through the maturity date of the notes using the effective interest rate of 8.67% per year. During 2018, the Company repurchased $84.1 million in aggregate principal amount of the 2020 Notes. During the first quarter of 2019, the Company repurchased an additional $10.9 million in aggregate principal amount of the 2020 Notes.

In May 2019, the Company completed a cash tender offer and purchased $460.9 million in aggregate principal amount of the 2020 Notes and issued $250.0 million in aggregate principal amount of 9.25% senior secured notes at par due November 2022 (or the 2022 Notes). The Company recognized a loss of $10.7 million on the purchase of the 2020 Notes in the second quarter of 2019 which is included in other (loss) income in the consolidated statements of loss. The 2022 Notes are guaranteed on a senior secured basis by certain of our subsidiaries and are secured by first-priority liens on two of Teekay's FPSO units, a pledge of the equity interests of Teekay's subsidiary that owns all of Teekay's common units of Teekay LNG Partners L.P. and all of Teekay’s Class A common shares of Teekay Tankers Ltd. and a pledge of the equity interests in Teekay's subsidiaries that own Teekay Parent's three FPSO units.

The 2020 Notes rank equally in right of payment with all of Teekay's existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 2020 Notes are not guaranteed by any of Teekay's subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 2020 Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 2020 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date.

The Company may redeem the 2022 Notes in whole or in part at any time prior to November 15, 2020 at a redemption price equal to 100% of the principal amount of the 2022 Notes to be redeemed, plus the greater of (i) 1.0% of the principal amount of such 2022 Notes and (ii) the excess, if any, of the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points over the principal amount of such 2022 Notes, plus accrued and unpaid interest to, but excluding, the redemption date.

The Company may redeem the 2022 Notes in whole or in part at a redemption price equal to a percentage of the principal amount of the 2022 Notes to be redeemed plus accrued and unpaid interest to, but excluding, the redemption date, as follows: 104.625% at any time on or after November 15, 2020, but prior to November 15, 2021; 102.313% at any time on or after November 15, 2021, but prior to August 15, 2022; and 100% at any time on or after August 15, 2022.

On January 26, 2018, Teekay Parent completed a private offering of $125.0 million in aggregate principal amount of 5% Convertible Senior Notes due January 15, 2023 (the Convertible Notes). The Convertible Notes are convertible into Teekay’s common stock, initially at a rate of 85.4701 shares of common stock per $1,000 principal amount of Convertible Notes. This represents an initial effective conversion price of $11.70 per share of common stock. The initial conversion price represents a premium of 20% to the concurrent common stock offering price of $9.75 per share. The conversion rate is subject to customary adjustments for, among other things, payments of dividends by Teekay Parent beyond the current quarterly dividend of $0.055 per share of common stock. On issuance of the Convertible Notes, $104.6 million of the net proceeds was reflected in long-term debt, including unamortized discount, and is being accreted to $125.0 million over its five-year term through interest expense. The remaining amount of the net proceeds of $16.1 million was allocated to the conversion feature and reflected in additional paid-in capital.

Teekay LNG has a total of Norwegian Krone (or NOK) 3.1 billion in senior unsecured bonds issued in the Norwegian bond market at June 30, 2019 that mature through August 2023. As of June 30, 2019, the total carrying amount of the senior unsecured bonds was $357.5 million (December 31, 2018 – $353.0 million). The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 3.70% to 6.00%. The Company entered into cross currency rate swaps to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.89%, and the transfer of the principal amount fixed at $382.5 million upon maturity in exchange for NOK 3.1 billion (see Note 15).

As of June 30, 2019, the Company had 10 U.S. Dollar-denominated term loans outstanding, which totaled $1.4 billion in aggregate principal amount (December 31, 2018 – $1.5 billion). Interest payments on the term loans are based on LIBOR plus a margin, of which two of the term loans have additional tranches with a weighted average fixed rate of 4.49%. At June 30, 2019, the margins ranged between 0.30% and 3.25% and at December 31, 2018, the margins ranged between 0.30% and 3.50%. Term loans require payments in quarterly or semi-annual installments commencing three or six months after delivery of each newbuilding vessel financed thereby, and eight of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 24 (December 31, 2018 – 24) of the Company’s vessels, together with certain other security.

Teekay LNG has two Euro-denominated term loans outstanding, which, as at June 30, 2019, totaled 158.4 million Euros ($180.1 million) (December 31, 2018 – 169.0 million Euros ($193.8 million)). Teekay LNG is servicing the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At June 30, 2019 and December 31, 2018, the margins ranged between 0.60% and 1.95%. The Euro-denominated term loans reduce in monthly and semi-annual payments with varying maturities through 2024, are collateralized by first-priority mortgages on two of Teekay LNG's vessels, together with certain other security, and are guaranteed by Teekay LNG and one of its subsidiaries.

Both Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company recognized a foreign exchange loss of $5.9 million (2018 – gain of $12.5 million) and a loss of $8.5 million (2018 – gain of $12.6 million) during the three and six months ended June 30, 2019 and 2018, respectively.

The weighted-average interest rate on the Company’s aggregate long-term debt as at June 30, 2019 was 4.9% (December 31, 2018 – 5.1%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

Teekay has guaranteed obligations pursuant to certain credit facilities of Teekay Tankers. As at June 30, 2019, the aggregate outstanding balance on such credit facilities was $155.8 million.

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to June 30, 2019 are $120.1 million (remainder of 2019), $703.8 million (2020), $826.8 million (2021), $373.1 million (2022), $339.0 million (2023) and $528.4 million (thereafter).

The Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and five loan agreements require the maintenance of vessel market value to loan ratios. As at June 30, 2019, these ratios ranged from 135% to 511% compared to their minimum required ratios of 115% to 135%. The vessel values used in these ratios are the appraised values provided by third parties where available, or prepared by the Company based on second-hand sale and purchase market data. Changes in the LNG/LPG carrier and conventional tanker markets could negatively affect the Company's compliance with these ratios.

Two of Teekay Tankers’ term loans, which are scheduled to mature between January 2021 and August 2021 are guaranteed by Teekay. One of the term loans contains covenants that require Teekay Parent to maintain the greater of (a) free cash (cash and cash equivalents) and undrawn committed revolving credit lines with at least six months to maturity of at least $50.0 million and (b) an aggregate of free cash and undrawn committed revolving credit lines with at least six months to maturity of at least 5.0% of Teekay’s total consolidated debt (excluding the debt Teekay LNG and its subsidiaries and Teekay Tankers and its subsidiaries which is non-recourse to Teekay). The other term loan requires Teekay Parent and Teekay Tankers collectively to maintain the greater of (a) free cash (cash and cash equivalents) of at least $100.0 million and (b) an aggregate of free cash and undrawn committed revolving credit lines with at least six months to maturity of at least 7.5% of Teekay's total consolidated debt (excluding the debt of Teekay LNG). In addition, certain loan agreements require Teekay Tankers to maintain minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million and at least 5.0% of Teekay Tankers' total consolidated debt. Certain loan agreements require Teekay LNG to maintain a minimum level of tangible net worth, and minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of $35.0 million, and not to exceed a maximum level of financial leverage.

As at June 30, 2019, the Company was in compliance with all covenants under its credit facilities and other long-term debt.